1
Trodusquemine - A Novel
Aminosterol for the Treatment
of Obesity and Related
Metabolic Disorders
Case Studies: Moving a Compound from
Discovery to Preclinical to Proof-of-Concept
Boston, MA
August 8, 2007
Anthony DelConte, MD
Vice President, Clinical R&D
Exhibit 99.2

2 Trodusquemine (MSI-1436) N H N H N H O H OH S O OH O N H 2

Pulmonary disease Pulmonary disease
abnormal function abnormal function
obstructive sleep apnea obstructive sleep apnea
hypoventilation syndrome hypoventilation syndrome
Nonalcoholic fatty liver Nonalcoholic fatty liver
disease disease
steatosis steatosis
steatohepatitis steatohepatitis
cirrhosis cirrhosis
Coronary heart disease Coronary heart disease
Diabetes Diabetes
Dyslipidemia Dyslipidemia
Hypertension Hypertension
Gynecologic abnormalities Gynecologic abnormalities
abnormal menses abnormal menses
infertility infertility
polycystic ovarian syndrome polycystic ovarian syndrome
Osteoarthritis Osteoarthritis
Skin Skin
Gall bladder disease Gall bladder disease
Cancer Cancer
breast, uterus, cervix breast, uterus, cervix
colon, esophagus, pancreas colon, esophagus, pancreas
kidney, prostate kidney, prostate
Phlebitis Phlebitis
venous stasis venous stasis
Gout Gout
Idiopathic intracranial Idiopathic intracranial
hypertension hypertension
Stroke Stroke
Cataracts Cataracts
Severe pancreatitis Severe pancreatitis
Obesity Comorbidities
www.naaso.org

Unmet Medical Needs - Obesity
• Current Therapies (US)
– Phentermine – short term
– Sibutramine
– Orlistat
– Rimonobant (withdrawn after June 13 FDA mtg)
• Over 300 Drugs in Development
– 42 Phase I-III
38 different MOAs (12% DA, 8% CB1)
Source: Datamonitor 2006

5 History of Trodusquemine Development • Aminosterol (Squalus acanthias) – Fully synthetic process • Animals Experience Weight Loss • Serendipity • Development as an Obesity Therapy

6 An Undeniable Link The MSI-1436 target, PTP-1B, is central to metabolic disease! Obesity Type 2 Diabetes PTP-1B MSI-1436 Insulin Leptin

7 Inhibitor Specificity Difficult Due to High Homology Between PTP-1B and TC-PTP Iversen, L. F. et al. J. Biol. Chem. 2002;277:19982-19990 PTP-1B TC-PTP

A Selective PTP-1B Inhibitor
MSI-1436 is highly selective for PTP-1B relative to TC-PTP
-8 -7 -6 -5 -4 -3 -2
0
20
40
60
80
100
PTP1B
TCPTP
MSI-1436 log (M)
224 µM TC-PTP
1 µM PTP-1B
IC
50
Enzyme
224 µM TC-PTP
1 µM PTP-1B
IC
50
Enzyme

MSI-1436 is an Allosteric,
Noncompetitive Inhibitor of PTP-1B
149.33 7.60
425.34 36.40
V
max
uM pNP/min/ug of protein
3.63 0.30 pNPP + MSI 1436
2.25 0.40 pNPP
K
m
(mM) Experiment
149.33 7.60
425.34 36.40
V
max
uM pNP/min/ug of protein
3.63 0.30 pNPP + MSI 1436
2.25 0.40 pNPP
K
m
(mM) Experiment
pNPP
pNPP + MSI 1436
0 20 40 60 80 100
0
50
100
150
200
250
300
pNPP (mM)
pNPP
pNPP + MSI 1436
pNPP
pNPP + MSI 1436 pNPP + MSI 1436
0 20 40 60 80 100
0
50
100
150
200
250
300
pNPP (mM)
0 20 40 60 80 100
0
50
100
150
200
250
300
pNPP (mM)
V
max
substrate
Substrate + 1436
3
rd
annual obestiy drug development summit July ‘07

HepG2 cells
MSI-1436 Inhibits PTP-1B in
Cell Based Assay
X X X X
Trodusquemine
X X X X
Insulin
X X X X
Trodusquemine
X X X X
Insulin
30 minutes 3 hours
1       2       3       4        5        6       7       8
IR
IR IP, P-Tyr
1       2       3       4        5        6       7       8
IR
IR IP, P-Tyr
Trodusquemine Induces IR Phosphorylation

Body
Wt
Appetite Fatty Acid
Oxidation
Leptin
Sensitivity
Insulin
Sensitivity
1436 (DIO mice)
Brain-Specific KO
Brain-specific PTP-1B Knock-Out mimics MSI-1436 induced weight loss
PTP-1B Target Validation
Bence, et al, Nature Med, 12(8): 917-924 (2006)
Central Effect - Obesity
Body
Wt
Appetite Fatty Acid
Oxidation
Leptin
Sensitivity
Insulin
Sensitivity
1436 (DIO mice)
Liver-Specific KO - - - -
Liver-specific PTP-1B Knock-Out mimics MSI-1436 insulin sensitivity
Peripheral Effect - Diabetes

A
B
300
250
200
150
100
50
0
Vehicle
1436 i.p.
1436 i.c.v.
Arc
PVN
LH
VMN
CeA
NTS

12 MSI-1436 Induces Central c-fos Activity R. Ahima et al, Diabetes, 51:2099-2014, 2002 Vehicle MSI-1436 c-fos indicates neural activity

13 Establishing Preclinical Efficacy

14 • ob/ob mouse • db/db mouse • Diet-induced obese (DIO) mouse • Zucker fa/fa rat MSI-1436 Induced Weight Loss in Multiple Obesity Models:

15 MSI-1436 Induced Weight Loss -80 -60 -40 -20 0 20 40 60 80 100 120 0 7 14 21 28 35 42 49 56 63 70 Day of Study Vehicle MSI-1436 (5 mg/kg) (ob/ob Mouse Model) 151% - 61%

Control Diet
60% Fat Diet
MSI-1436 in DIO Model
Dosing Schedule
Day 0 - 10 mg/kg
Day 7 - 5 mg/kg
Day 14 – 5 mg/kg
Day 21 – 5 mg/kg
• Proportional to pre-treatment body weight
• Weight lost is all fat
• No muscle loss
Treatment Period Fattening
Period
14%
37%
41%
Weight Loss
45% Fat Diet
10
15
20
25
30
35
40
45
50
55
0 7 14 21
Time (Days)
Pre-Diet
(-3 months)

17 White Adipose Tissue Brown Adipose Tissue 60% fat diet, Saline 60% fat diet, Trodusquemine MSI-1436 Impact on Adipose Dramatic, Visual Decrease in Stored Fat

18 MSI-1436 and Rebound -50 -40 -30 -20 -10 0 0 5 10 15 20 Study Day 60% diet, Trodusquemine 60% diet, Pair-fed Resists Change in Metabolic Set Point

Fasting Blood Glucose, mg/dL

Fasting Serum Glucose, mG/dL

GENAERA

MSI-1436 and Type 2 Diabetes
Takahashi, et al, J. Hepatology, 41: 391-398 (2004)
Improves
Insulin
Sensitivity
(Independent of weight loss)
0
100
200
300
400
Saline Pair-Fed MSI-1436 Wild type
mice
Lowers
Blood
Glucose
Single 1436 dose at t-1 day
Insulin bolus at t = 0
Ob/Ob mice
Multiple 1436 doses
8 mg/kg (q4 days x 4)
Ob/Ob mice
12 days: 30 % BW decrease
50
75
100
125
150
175
200
0 20 40 60 80 100 120
Time, min.
Vehicle
Trodusquemine
Pair-fed

Serum Cholesterol, mg/dL

Serum Triglycerides, mg/dL

GENAERA

MSI-1436 and Dyslipidemia
Lowers Serum Cholesterol
Lowers Serum Triglycerides
137
155
95.4
78.2
0
50
100
150
200
Ob/Ob
Pair-fed
Ob/Ob
  Saline
Ob/Ob
MSI-1436
Wild-type
saline
258
240
248
151
137
100
150
200
250
300
0 0.1 0.31 1 3.1
MSI-1436, mg/kg/week
M. Zasloff et al Intl J Obesity
25: 689-697, 2001

21 Establish Preclinical Safety Toxicology

MSI-1436 (Trodusquemine)
MSI-1436 (Trodusquemine)
Completed Studies by Type
Completed Studies by Type
•
•
Genetic Toxicity:
Genetic Toxicity:
Bacterial mutation (Ames
Bacterial mutation (Ames
test), in vitro
test), in vitro
(CHO) and in vivo
(CHO) and in vivo
(mouse
(mouse
micronucleus) chromosomal aberrations
micronucleus) chromosomal aberrations
•
•
Safety Pharmacology:
Safety Pharmacology:
Rat CNS/behavior (FOB
Rat CNS/behavior (FOB
and Irwin test), dog CV and respiratory
and Irwin test), dog CV and respiratory
(telemetry in conscious animals)
(telemetry in conscious animals)
•
•
Local Tolerance:
Local Tolerance:
IV and perivascular
IV and perivascular
irritation, in vitro
irritation, in vitro
hemolytic potential
hemolytic potential
Animal Toxicity:
Animal Toxicity:
Single and multiple dose
Single and multiple dose
studies in rats and dogs
studies in rats and dogs

23 First-in-Human IND Filed March 2007 First Subject Dosed May 17th

Phase I Study Overview
• To evaluate the safety and tolerance of
ascending single IV doses of MSI-1436
• To evaluate pharmacokinetics (PK) of
MSI-1436
• Healthy overweight or obese male and
female subjects
– 18 to 55 years of age
– BMI of 27-40 kg/m2

MSI-1436 101 Study Design
• Double blind, randomized, placebo-
controlled
• 7 subjects per group enrolled in
sequential dose groups
• 5 subjects receive MSI-1436 and 2
subjects receive vehicle in each dose
group

Study Design
• 3 week screening
• Admitted on Day –1 and to remain in
house for 4 nights
•
Return on Days 7,14,&21 for follow-up
•
Vital signs
• Clinical laboratories
• PK sample collections
• Day 21, all end-of-study evaluations

Inclusion/Exclusion Criteria
• Inclusion
– Healthy male or female subjects, between
18 and 55 years old
– Non-smokers - (Cotinine levels <200 ng/mL)
– BMI of 27- 40 kg/m
2
• Exclusion
– Clinically significant disease history
– Abnormal vital signs, PE, labs, or any safety
variable
– Requires treatment with any medications
within 14 days

28 Pharmacokinetics of MSI-1436 Time (hours) 0 12 24 36 48 60 72 1 10 100 1000 10000 Cohort 1 (0.3 mg/m 2 ) Cohort 2 (1 mg/m 2 ) Cohort 3 (3 mg/m 2 ) Cohort 4 (10 mg/m 2 )

AUC vs Dose

Individual
Mean
Median
100
10
1
0.1
0.01
AUC(inf) (µg*h/mL)
0.1
1
10
Dose (mg/m2)

29

GENAERA

Cmax vs Dose

Individual
Mean
Median
1
0.1
0.01
Cmax (µg/mL)
0.1
1
10
Dose (mg/m2)

30

GENAERA

Adverse Events
(Drug & Vehicle)
• No Serious AEs Reported
• 19 Subjects reported 44 AEs
– 38 grade 1
– 6 grade 2
• 9 subjects had no AEs
• 23 occurred within 24 hours of dosing
• 16 occurred 2 or more days after dosing

32 Adverse Events • There were no discontinuations due to AEs • No safety signals, profile consistent with placebo (vehicle) • Plan to continue until dose limiting toxicity is established

Conclusions
• Trodusquemine is a centrally acting, selective
PTP-1B inhibitor in Phase I development
• Preclinical efficacy has been demonstrated in
multiple diet induced and transgenic models of
obesity
• Although pursued for over a decade, PTP-1B as
a target has defied rational drug design
strategies
• Ongoing clinical work to date confirms safety
and tolerability – further study is needed for
dosing and POC in humans
• Additional data to be presented at NAASO

34 Back-up Slides

35 Kinase Phosphatase Protein P Phosphorylation of Proteins Protein P P P P P Inactive Active

36 Kinase P PTP-1B: Protein Tyrosine Phosphatase 1B PTP-1B Insulin R Insulin R P P P P P Inactive Active

37 0 10 20 30 40 Vehicle MSI-1436 Vehicle MSI-1436 Vehicle MSI-1436 MSI-1436 Reduces Body Fat 10% Fat Diet 60% Fat Diet 45% Fat Diet p < 0.001 p < 0.001 p < 0.001 in DIO Mouse Model